Corporate Presentation June 10, 2025 | NASDAQ: ACTG

Disclosures 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon the current expectations of Acacia Research Corporation ("Acacia" or the "Company") and speak only as of the date hereof. All statements other than statements of historical fact are forward-looking statements and include statements related to estimates and projections with respect to, among other things, the Company’s anticipated financial condition, operating performance, the value of the Company’s assets, general economic and market conditions and other future circumstances and events. This presentation attempts to identify forward-looking statements by using words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target” and “will” and similar words and expressions; however, the absence of these words does not mean that the statements are not forward-looking. While the Company believes its assumptions concerning future events are reasonable, a number of factors could cause actual results to differ materially and adversely from those expressed or implied in any forward-looking statements, including, but not limited to: the Company’s ability to successfully identify, diligence, complete, and integrate strategic acquisitions of businesses, divisions, and/or assets, the performance of the Company’s businesses, divisions, and/or assets, disruptions or uncertainty caused by an inability to retain or changes to the employees or management teams of the Company’s businesses, changes to the Company’s relationship and arrangements with Starboard Value LP, any inability of the Company’s operating businesses to execute on their business and, with respect to Benchmark, hedging strategy, risks related to price and other fluctuations in the oil and gas market, inflationary pressures, supply chain disruptions or labor shortages, the impact of tariffs and trade policy, non-performance by third parties of contractual or legal obligations, changes in the Company’s credit ratings or the credit ratings of the Company’s businesses, security threats, including cybersecurity threats and disruptions to the Company’s business and operations from breaches of information technology systems, or breaches of information technology systems, facilities and infrastructure of third parties with which the Company transacts business, oil or natural gas production becoming uneconomic, causing write downs or adversely affecting Benchmark’s ability to borrow, Benchmark’s ability to replace reserves and efficiently develop current reserves, risks, operational hazards, unforeseen interruptions and other difficulties involved in the production of oil and natural gas, the impact of any seismic events, environmental liability risk, regulatory changes related to the oil and gas industry, the ability to successfully develop licensing programs and attract new business, changes in demand for current and future intellectual property rights, legislative, regulatory and competitive developments addressing licensing and enforcement of patents and/or intellectual property in general, the decrease in demand for Printronix' products, changes in safety, health, environmental, tax and other regulations, requirements or initiatives, hazards such as weather conditions, a health pandemic (similar to COVID-19), acts of war or terrorist acts and the government or military response thereto, general economic conditions, and the success of the Company’s investments. For further discussions of risks and uncertainties, you should refer to the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, actual results may differ materially as a result of additional risks and uncertainties of which the Company is currently unaware or which the Company does not currently view as material. Except as otherwise required by applicable law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. Industry and Market Data This presentation has been prepared by the Company and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Sources for market data and other statistical information are available through Investor Relations upon request. Although the Company believes the third-party sources are reliable as of their respective dates, the Company has not independently verified the accuracy or completeness of this information. It is possible that data and assumptions underlying such third-party information may have changed materially since the date it was published. Accordingly, the Company does not assume any responsibility for and cannot provide assurance regarding the accuracy or completeness of such information, and you should be aware that such information and any estimates and beliefs based on such information may not be accurate and is not guaranteed to be free from error, omission or misstatement. You should not rely on such third-party information as predictions of future results. Non-GAAP Measures This presentation includes references to financial measures including Adjusted Net Income / (Loss), Adjusted Diluted Earnings Per Share (“EPS”), Total Company Adjusted EBITDA, Operated Segment Adjusted EBITDA, Parent Costs, Energy Operations Adjusted EBITDA, Manufacturing Operations Adjusted EBITDA, Industrial Operations Adjusted EBITDA, Intellectual Property Operations Adjusted EBITDA, and Free Cash Flow (“FCF”) which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Definitions of these measures as well as reconciliations of these measures to, in each case, the most directly comparable measure calculated in accordance with GAAP, are provided in the Appendix included in this presentation.

3 Why Invest In Acacia Value-oriented capital allocator with a focus on acquiring and operating businesses that provide essential products and services with a view towards strong free cash flow generation Strategic relationship with Starboard Value expands Acacia’s sourcing capability, operating network, and resources Experienced management team, constituted in late 2022, has spearheaded robust book value per share growth Significant capital resources and flexibility to take advantage of uncertain environments and dislocated situations, giving us multiple “ways-to-win” Deep and experienced operating executive network supports sourcing and evaluation of acquisition opportunities5 4 2 3 1 Attractive valuation presents a compelling opportunity for investors6

Company Overview

5 Acacia (NASDAQ: ACTG) is a value-oriented acquirer of businesses across public and private markets. We acquire businesses where we can tap into our deep industry relationships, significant capital base, and transaction expertise to materially improve performance, creating long- term value for shareholders and partners. ▪ We are a value-oriented strategic acquirer of public & private businesses that provide essential products and services ▪ Focused on acquiring and subsequently scaling platforms within the industrials, energy, and technology sectors ▪ We build relationships & provide transaction expertise to materially improve performance ▪ FCF generation, book value appreciation, and stock price growth are the pillars of the Acacia story ACTG At A Glance Financial Snapshot | As of March 31, 2025 Reported Book Value (“BV”) $577.3 Common Shares 96.2 Book Value Per Share (“BVPS”) $6.00 Represents ~16% growth in BVPS since constitution of new management team Cash & Public Securities (1) $338.2 Market Capitalization (2) $368.3 LTM Total Company Revenue $222.4 LTM Total Company Adjusted EBITDA (3) $61.3 Corporate Debt (4) $0.0 Company Overview Our Guiding Principles… ▪ Disciplined Capital Allocation ▪ Operating & Financial Excellence …are the foundation of everything we do Note: All values shown in millions, except for per share data. (1) Represents cash, cash equivalents, and public equity securities including the ~$48M of net proceeds received from the Intellectual Property Operations after the end of Q1 2025 related to the WiFi-6 portfolio. (2) Market Capitalization calculated as common shares outstanding of 96,171,702 on March 31, 2025, multiplied by Acacia’s closing share price on June 10, 2025, of $3.83. (3) See Appendix for more information regarding Total Company Adjusted EBITDA, which is a non-GAAP financial measure. (4) Represents non-recourse debt at the Parent company. On a consolidated basis, Acacia’s total indebtedness was $108.4M in non-recourse debt at Benchmark and Deflecto as of March 31, 2025.

Leadership & Deal Team

Broad and diverse skill set with long-term research and execution experience

MJ McNulty
Chief Executive Officer
~25 Years

Kirsten Hoover
Chief Financial Officer
~20 Years

Daniel Troy
Principal
~10 Years

George Broadbin
Managing Director
~15 Years

Robert Rasamny
Chief Administrative Officer
~15 Years

Zach Pfeffer
Vice President
~7 Years

Jared Swansen
Associate
~4 Years

Jason Soncini
General Counsel
~15 Years

Clay Kiefaber
Operating Advisor
~45 Years

Long-Term Relationships, Partnership-Oriented Culture

Cycle-Tested Acquisition and Structuring Experience

Domain Expertise Across the Industrials, Energy, and Technology Sectors

6

7 Creating Shareholder Value By Building Excellent Businesses We acquire undervalued businesses with significant optionality and partner with experienced operators to maximize value Identify Target Sector: Industrials Energy Technology Opportunistic Step 1 Source Aggressively: Initial approach of a value oriented financial buyer with a secondary approach of a strategic buyer. Looking for multiple “ways to win” in each investment Step 2 Focus on Operations: Implement Acacia business processes and instill a culture of continuous improvement Step 3 Drive Growth: Grow platforms organically and through M&A to enhance strategic value Step 4 Generate Returns: Focus on attractive earnings and cash flow yields, while actively managing portfolio Step 5 Underwrite a High Margin of Safety Drive Cash Flow & Operational Integrity Shareholder Value

The Evolution of Acacia

Rapidly scaling acquirer with strong cash position to grow existing platforms and acquire new businesses

12/31/2022	ARIX	BENCHMARK ENERGY	Capital Return	Other	deflecto	3/31/2025
~$350M *Cash & Public Securities*	*Successful exit of legacy Arix position (~$57M cash proceeds)*	*Completed Benchmark and Revolution acquisitions (~$70M ACTG equity[1])*	*Share repurchase program completed in 2024 (~$20M cash return)*	*Cash generation and uses from operating businesses and Parent*	*Completed Deflecto acquisition (~$60M ACTG equity)*	**~$340M [2]** *Cash & Public Securities*

Where We Started

- Legacy business comprised of balance sheet cash, intellectual property operations, and non-core minority investments
- New management optimized and monetized legacy assets to streamline the portfolio and generate shareholder value

Where We Are Now

- Targeted acquisition strategy focused on control investments across three industry verticals
- Established two key platforms, Benchmark Energy and Deflecto, and completed Printronix restructuring

Where We Are Going

- Implementing core business processes to drive operational efficiencies across the portfolio
- Focused on growing platforms organically and through M&A, with an emphasis on cash flow
- Opportunistically monetize legacy, non-core assets

Note: All values shown in millions, unless noted otherwise.
[1] Includes Acacia equity contributed for both initial Benchmark and subsequent Revolution acquisitions.
[2] Represents cash, cash equivalents, and public equity securities including the ~$48M of net proceeds received from the Intellectual Property Operations after the end of Q1 2025 related to the WiFi-6 portfolio.

8

Growing Portfolio of Assets

Acacia focuses on strategic opportunities within the industrials, energy, and technology sectors acacia

Energy	Manufacturing	Industrial	Technology	Non-Core Opportunistic
Benchmark Energy	deflecto	Printronix	Acacia Research Group LLC	Equity / Credit Positions
Oil & Gas	*Transportation Safety* *Air Distribution* *Office Products*	*Industrial Printing*	*Intellectual Property*	Viamet – *Life Sciences* AMO Pharma – *Life Sciences* NovaBiotics – *Life Sciences*

- ✓ *Boe/d: ~6,000*
- ✓ *Production Mix: ~78% Natural Gas & NGL* [2]
- ✓ *Proved Reserves (Boe): ~25.3M* [3]

LTM as of March 31, 2025

	Energy	Manufacturing	Industrial	Technology
Total Revenue	~$65.6M	~$51.7M [4]	~$29.3M	~$75.8M
Adjusted EBITDA[1]	~$31.8M	~$4.8M [4]	~$3.7M	~$39.7M

Acacia is focused on acquiring and building businesses with stable cash flow generation and scalability, while retaining the flexibility to make opportunistic acquisitions with high risk-adjusted return characteristics

Note: All values shown in millions, unless noted otherwise.

[1] See Appendix for more information regarding Adjusted EBITDA, which is a non-GAAP financial measure. [2] Represents LTM production as of March 31, 2025. [3] Total proved developed reserves per Cawley, Gillespie & Associates, Inc. report as of December 31, 2024.

[4] Represents results for the period from 10/18/2024 – 3/31/2025 following the acquisition of Deflecto.

9

Acacia Valuation Considerations

Sum-of-the-Parts ("SOTP") approach implies significant upside to current share price

Operated Segments + Cash & Other Assets − Parent Costs

Operated Segments

- \+ Value of four core Operated Segments
- − Less indebtedness at Benchmark and Deflecto
- − Less noncontrolling interest at Benchmark

BENCHMARK ENERGY · deflecto · PRINTRONIX · acacia RESEARCH GROUP LLC

Cash & Other Assets

- \+ Cash and cash equivalents
- \+ Equity securities (public positions)
- \+ Equity securities without readily determinable fair value (AMO, NovaBiotics)
- \+ Equity method investments (Viamet)
- − Less noncontrolling interest at Viamet

Including the ~$48M of net proceeds received from our Intellectual Property Operations after the end of Q1 2025, cash, cash equivalents, and public equity securities was ~$338.2M, or $3.52 per share

Parent Costs

- − Costs associated with corporate overhead, public company costs, Acacia management, Board of Directors, and deal team personnel

Management continues to streamline operations, with annualized Parent Costs [1] of ~$16M as of Q1'25

Note: All values shown in millions, except for per share data. Per share values based on common shares outstanding of 96,171,702 on March 31, 2025.
[1] See Appendix for more information regarding Parent Costs, which is a non-GAAP financial measure.

10

11 Key Takeaways Value-Oriented Value-oriented acquirer targeting strong free cash flow generation and high risk-adjusted returns Strong Cash Position Significant capital resources and flexibility to take advantage of unique situations with multiple “ways-to-win” Targeted Strategy Focused on growing platforms organically and through M&A across three core industry verticals Attractive Valuation Rapidly growing portfolio of investments trading significantly below intrinsic value Experienced Leadership Experienced, growth- oriented management team focused on maximizing value for shareholders

12 Key Performance Metrics | Consolidated Note: All values shown in millions, unless noted otherwise. Quarters based on calendar year. (1) See Appendix for more information regarding Total Company Adjusted EBITDA, which is a non-GAAP financial measure. Book Value Per Share Total Company Adjusted EBITDA (1) Total Revenue Acacia seeks to generate consistent growth in book value per share, revenue, and Adjusted EBITDA $14.8 $7.9 $10.1 $92.3 $24.3 $25.8 $23.3 $48.8 $124.4 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 ($3.6) ($6.8) ($5.2) $62.6 $6.3 $4.1 $1.7 $4.9 $50.7 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 $5.10 $5.03 $5.04 $5.90 $5.89 $5.95 $5.85 $5.75 $6.00 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

Operated Segments | Quarterly Highlights

acacia

Acacia seeks to generate consistent growth in revenue and Adjusted EBITDA

Total Revenue (Including IP)


$14.8
$7.9
$10.1
$92.3
$24.3
$25.8
$23.3
$48.8
$124.4
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Operated Segment Adjusted EBITDA (Including IP) [1]


$1.8
($2.8)
($1.6)
$67.6
$10.4
$8.8
$6.9
$9.6
$54.7
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Total Revenue (Excluding IP)


$10.6
$7.5
$8.3
$9.5
$10.7
$20.5
$22.8
$48.8
$54.5
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Operated Segment Adjusted EBITDA (Excluding IP) [2]


$1.3
$0.3
$0.9
$1.8
$3.3
$7.5
$9.0
$12.4
$11.4
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Note: All values shown in millions, unless noted otherwise. Quarters based on calendar year. Given episodic nature of IP settlements, Total Revenue and Operated Segment Adjusted EBITDA shown including and excluding IP results for comparison purposes.
[1] Operated Segment Adjusted EBITDA, including Intellectual Property Operations, but excluding Parent Costs. See Appendix for more information regarding Operated Segment Adjusted EBITDA, which is a non-GAAP financial measure.
[2] Operated Segment Adjusted EBITDA, excluding Intellectual Property Operations and Parent Costs. See Appendix for more information regarding Operated Segment Adjusted EBITDA, which is a non-GAAP financial measure.

13

Operated Segments | LTM Highlights

Acacia seeks to generate consistent growth in revenue and Adjusted EBITDA

Total Revenue (Including IP)



$125.1
$134.6
$152.6
$165.8
$122.3
$222.4
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Operated Segment Adjusted EBITDA (Including IP) (1)



$65.0
$73.6
$85.3
$93.8
$35.7
$80.0
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Total Revenue (Excluding IP)



$35.9
$36.0
$49.0
$63.5
$102.8
$146.6
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Operated Segment Adjusted EBITDA (Excluding IP) (2)



$4.3
$6.2
$13.5
$21.6
$32.2
$40.3
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Note: All values shown in millions, unless noted otherwise. Quarters based on calendar year.
Represents results for the last twelve months as of each quarter end. Given episodic nature of IP settlements, Total Revenue and Operated Segment Adjusted EBITDA shown including and excluding IP results for comparison purposes.
(1) Operated Segment Adjusted EBITDA, including Intellectual Property Operations, but excluding Parent Costs. See Appendix for more information regarding Operated Segment Adjusted EBITDA, which is a non-GAAP financial measure.
(2) Operated Segment Adjusted EBITDA, excluding Intellectual Property Operations and Parent Costs. See Appendix for more information regarding Operated Segment Adjusted EBITDA, which is a non-GAAP financial measure.

14

15 Focused on Driving Profitable Growth Note: All values shown in millions, unless noted otherwise. Quarters based on calendar year. Given episodic nature of IP settlements, Operated Segment Adjusted EBITDA shown excluding IP results. (1) See Appendix for more information regarding Parent Costs, which is a non-GAAP financial measure. Acacia has significantly improved profitability through growth in Operated Segment EBITDA and disciplined Parent cost control Quarterly Evolution LTM Evolution Operated Segment Adjusted EBITDA (Excl. IP) vs. Parent Costs (1) $1.3 $0.3 $0.9 $1.8 $3.3 $7.5 $9.0 $12.4 $11.4 $5.5 $4.0 $3.6 $5.0 $4.1 $4.7 $5.2 $4.8 $4.0 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Operated Segment Adj. EBITDA (Excl. IP) Parent Costs $4.3 $6.2 $13.5 $21.6 $32.2 $40.3 $18.0 $16.6 $17.4 $19.0 $18.8 $18.7 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Operated Segment Adj. EBITDA (Excl. IP) Parent Costs

Operated Segments Business & Financial Overview

Energy Operations

acacia

BENCHMARK ENERGY

- Benchmark Energy is an independent oil & gas company based in Austin, TX engaged in the acquisition, production and development of oil & gas assets in mature resource plays in Texas and Oklahoma
- Acacia acquired a majority stake in Benchmark in November 2023 and Benchmark then acquired Revolution's upstream assets and related facilities in the Western Anadarko Basin in April 2024
- Acacia owns 73.5% of the Benchmark Energy subsidiary following Benchmark's acquisition of Revolution
- Benchmark deploys a PDP strategy focused on acquiring predictable and shallow decline, cash-flowing oil and gas properties with minimal capital intensity that can be enhanced via a field optimization strategy, with risk managed through robust commodity hedges (~70% of production hedged) and low leverage
- Following the Revolution acquisition, Benchmark consists of over 150,000 net acres and over 500 operated wells producing ~6,000 Boe/d in the Western Anadarko Basin throughout the Texas Panhandle and Western Oklahoma

Revenue



--
--
--
$0.8 (2)
$1.9
$14.2 (3)
$15.8
$17.3
$18.3
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Adjusted EBITDA (1)



--
--
--
$0.6 (2)
$1.4
$7.0 (3)
$8.4
$8.4
$7.9
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Note: All values shown in millions, unless noted otherwise. Quarters based on calendar year.
(1) See Appendix for more information regarding Energy Operations Adjusted EBITDA, which is a non-GAAP financial measure.
(2) Represents results for the period from 11/13/2023 – 12/31/2023 following Acacia's acquisition of Benchmark Energy.
(3) Includes partial impact from Revolution acquisition on April 17, 2024.

17

Energy Operations (Cont'd)

Benchmark Asset Map



nsford
Ochiltree
Ellis
chinson
Roberts
Hemphill
2598 ft
2964 ft
Roger Mills
Operator Key:
Existing Benchmark
Assets Acquired April 2024

- Benchmark's acquisition of the Revolution assets provides the geographic density and financial scale to operate efficiently
- The acquisition included significant undeveloped acreage in the valuable Cherokee and Cleveland formations which can be monetized through a variety of "capital light" solutions

Operated Production (Boe)



~78% of LTM production (Boe) and ~51% of LTM revenue driven by natural gas and natural gas liquids (NGLs)
--
--
--
37,496 (1)
76,027
493,801 (2)
540,508
569,367
526,576
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Benchmark Debt



Since closing the Revolution acquisition approximately one year ago in April 2024, Benchmark has paid down ~$21M of debt, underscoring the strong free cash flow generation of the business
--
--
--
$10.5
$13.0
$82.0
$70.0
$66.5
$61.5
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Note: All values shown in millions, unless noted otherwise. Quarters based on calendar year.
(1) Represents results for the period from 11/13/2023 – 12/31/2023 following the acquisition of Benchmark Energy.
(2) Includes partial impact from Revolution acquisition on April 17, 2024.

18

Manufacturing Operations

deflecto

- Acquired Deflecto in October 2024 for $103M
- Deflecto is a specialty manufacturer and supplier of essential, regulatory mandated products to a blue-chip customer base via long-term relationships with more than 1,500 leading retail, wholesale and OEM customers and distribution partners globally
- Products include (1) emergency warning triangles ("EWT") and vehicle mudguards used by the transportation industry, (2) airducts and air registers used by the HVAC market and (3) literature, sign holders, and floormats used by the home and office market
- Manufacturing and warehousing footprint includes nine facilities across the U.S., Canada, the U.K., and China
- Implementing business systems processes to drive operational efficiencies, reduce overhead costs, streamline product offerings, optimize production footprint, and improve go-to-market motions
- Opportunity to expand all business units through strategic M&A

Revenue



$28.5
$23.2 (2)
--
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Adjusted EBITDA [1]



$2.4 (2)
$2.4
--
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Note: All values shown in millions, unless noted otherwise. Quarters based on calendar year.
[1] See Appendix for more information regarding Manufacturing Operations Adjusted EBITDA, which is a non-GAAP financial measure.
[2] Represents results for the period from 10/18/2024 – 12/31/2024 following the acquisition of Deflecto.

19

Industrial Operations

PRINTRONIX

- Acquired Printronix in October 2021 for $37M
- Printronix is a leading manufacturer and distributor of industrial impact printers, also known as line matrix printers, and related consumables and services
- Printronix's line matrix printers are used for labeling and inventory management, invoicing, bill of lading (BOL), financial reporting, and engineering diagrams, among other applications
- Rationalizing manufacturing and organizational costs, and transitioning business mix from lower-margin printer sales to high-margin consumable products including ink cartridges and specialty ribbons
- The business serves a diverse group of customers across the healthcare, food and beverage, manufacturing, and logistics sectors
- Sells printers to customers throughout North America, EMEA, and APAC, including China and India

Revenue



$10.6
$7.5
$8.3
$8.6
$8.8
$6.3
$7.0
$8.2
$7.7
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Adjusted EBITDA [1]



$1.3
$0.3
$0.9
$1.2
$1.9
$0.5
$0.6
$1.6
$1.0
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Note: All values shown in millions, unless noted otherwise. Quarters based on calendar year.
[1] See Appendix for more information regarding Industrial Operations Adjusted EBITDA, which is a non-GAAP financial measure.

20

21 Intellectual Property Operations ▪ Acacia’s intellectual property business is engaged in the licensing and enforcement of patent portfolios and patented technologies, through obtaining the rights in the patent portfolio or purchasing the patent portfolio outright ▪ Operates as a wholly owned subsidiary, Acacia Research Group, LLC (“ARG”) ▪ While ARG may partner with inventors and patent owners (small entities to large corporations) from time to time, the business assumes all responsibility for advancing operational expenses while pursuing a patent licensing and enforcement program ▪ When applicable, the business will share net licensing revenue with its patent partners as a given program matures, on a pre-arranged and negotiated basis ▪ ARG may also provide upfront capital to patent owners as an advance against future licensing revenue Revenue Adjusted EBITDA (1) Note: All values shown in millions, unless noted otherwise. Quarters based on calendar year. (1) See Appendix for more information regarding Intellectual Property Operations Adjusted EBITDA, which is a non-GAAP financial measure. $0.5 ($3.1) ($2.5) $65.8 $7.2 $1.3 ($2.1) ($2.7) $43.3 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 $4.2 $0.4 $1.8 $82.8 $13.6 $5.3 $0.5 $0.1 $69.9 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

22 Operated Segments | Revenue Note: All values shown in millions, unless noted otherwise. Quarters based on calendar year. (1) Represents results for the period from 11/13/2023 – 12/31/2023 following the acquisition of Benchmark Energy. (2) Includes partial impact from Revolution acquisition on April 17, 2024. (3) Represents results for the period from 10/18/2024 – 12/31/2024 following the acquisition of Deflecto. Energy Operations Intellectual Property Operations Manufacturing Operations Industrial Operations (3) -- -- -- $0.8 $1.9 $14.2 $15.8 $17.3 $18.3 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 (1) (2) -- -- -- -- -- -- -- $23.2 $28.5 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 $10.6 $7.5 $8.3 $8.6 $8.8 $6.3 $7.0 $8.2 $7.7 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 $4.2 $0.4 $1.8 $82.8 $13.6 $5.3 $0.5 $0.1 $69.9 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

23 Operated Segments | Adjusted EBITDA Note: All values shown in millions, unless noted otherwise. Quarters based on calendar year. See Appendix for more information regarding Adjusted EBITDA, which is a non-GAAP financial measure. (1) Represents results for the period from 11/13/2023 – 12/31/2023 following the acquisition of Benchmark Energy. (2) Includes partial impact from Revolution acquisition on April 17, 2024. (3) Represents results for the period from 10/18/2024 – 12/31/2024 following the acquisition of Deflecto. Energy Operations Intellectual Property Operations Manufacturing Operations Industrial Operations (3) -- -- -- $0.6 $1.4 $7.0 $8.4 $8.4 $7.9 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 (1) (2) -- -- -- -- -- -- -- $2.4 $2.4 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 $1.3 $0.3 $0.9 $1.2 $1.9 $0.5 $0.6 $1.6 $1.0 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 $0.5 ($3.1) ($2.5) $65.8 $7.2 $1.3 ($2.1) ($2.7) $43.3 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

Leadership Deal Team & Board of Directors

Leadership & Deal Team

Broad and diverse skill set with long-term research and execution experience

MJ McNulty
Chief Executive Officer
~25 Years

Kirsten Hoover
Chief Financial Officer
~20 Years

Daniel Troy
Principal
~10 Years

George Broadbin
Managing Director
~15 Years

Robert Rasamny
Chief Administrative Officer
~15 Years

Zach Pfeffer
Vice President
~7 Years

Jared Swansen
Associate
~4 Years

Jason Soncini
General Counsel
~15 Years

Clay Kiefaber
Operating Advisor
~45 Years

Long-Term Relationships, Partnership-Oriented Culture

Cycle-Tested Acquisition and Structuring Experience

Domain Expertise Across the Industrials, Energy, and Technology Sectors

25

Board of Directors

Experienced and diverse, providing strong governance and clear objectives

Gavin Molinelli
Chair of the Board
Since 2022
~20 Years of Experience

Michelle Felman
Independent Director
Since 2024
~30 Years of Experience

Isaac T. Kohlberg
Independent Director
Since 2019
~40 Years of Experience

MJ McNulty
Director & CEO
Since 2024
~25 Years of Experience

Maureen O'Connell
Lead Independent Director
Since 2019
~35 Years of Experience

Geoff Ribar
Independent Director
Since 2023
~40 Years of Experience

Ajay Sundar
Director
Since 2024
~10 Years of Experience

Distinguished Board With Diverse Expertise and Backgrounds

Committed to Sustained Growth, Innovation, and Best-in-Class Governance

Focused on Delivering Consistent Value to Shareholders

26

Strategic Relationship with Starboard Value 27 Acacia’s strategic relationship with Starboard Value provides the Company with: ▪ A trusted, transparent, and long-term equity holder aligned with management's views on driving future value creation, with... ▪ Expanded access to industry expertise, and… ▪ An expanded network of operating partners with whom we evaluate potential acquisition opportunities, which... ▪ Enhances the oversight and value creation of our businesses Expanding Acacia’s network and resources

Financial Reconciliations and Supplemental Financial Information

Use of Non-GAAP Financial Information 29 GAAP or U.S. GAAP refer to generally accepted accounting principles in the United States. From time to time the Company may include certain “non-GAAP” financial measures in its investor presentations, earnings releases, earnings conference calls or other disclosures. A non-GAAP financial measure is a numerical measure of historical or future performance, financial position or cash flow that includes or excludes amounts that are excluded or included, respectively, in the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. Non-GAAP financial measures are provided as alternative methods for assessing the Company’s financial condition and operating results. These measures are not intended to replace the presentation of financial results in accordance with U.S. GAAP and may be different from or otherwise inconsistent with non-GAAP financial measures used by other companies. The presentation of these non-GAAP financial measures supplements other metrics the Company uses to internally evaluate subsidiary businesses and facilitate the comparison of past and present operations. These measures should not be considered in isolation or as a substitute for measures calculated and presented in accordance with GAAP. The tables on the following pages reconcile the most directly comparable GAAP financial measures to Adjusted Net Income / (Loss) for the Company, Adjusted Diluted Earnings Per Share (“EPS”) for the Company, Adjusted Earnings before Interest, Income Taxes, Depreciation and Amortization ("Adjusted EBITDA") for each of the Company and its subsidiaries, and Free Cash Flow (“FCF”) for each of the Company and its subsidiaries. Cash & Public Securities Cash & Public Securities is calculated as Cash & Cash Equivalents plus Equity Securities measured at fair value. Cash & Public Securities is a non-GAAP financial measure used by the Company to measure our liquidity and operating performance. Adjusted Net Income / (Loss) Adjusted Net Income (Loss) is defined as Acacia’s GAAP Net Income (Loss) excluding costs related to certain legacy matters, stock-based compensation, transaction-related costs, amortization of acquired intangibles, any unrealized (gain) / loss on securities, any unrealized (gain) / loss on hedges, any (gain) / loss on non-cash derivatives, and any (gain) / loss on non-cash derivatives. The Company is providing Adjusted Net Income (Loss), a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance. Adjusted Diluted Earnings Per Share (EPS) Adjusted Diluted EPS is defined as Adjusted Net Income (Loss) divided by the Company’s weighted average diluted share count as of the relative period end date. The Company is providing its Adjusted Diluted EPS, a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance. Total Company Adjusted EBITDA Total Company Adjusted EBITDA is defined as net income / (loss) before net income / (loss) attributable to noncontrolling interests, income tax (benefit) / expense, interest expense, interest income and other, net, loss / (gain) on foreign currency exchange, net realized and unrealized (gain) / loss on derivatives, net realized and unrealized loss / (gain) on investments, legacy legal expenses, depreciation, depletion and amortization, stock-based compensation, realized hedge gain / (loss), transaction-related costs, and costs related to the legacy items. Operated Segment Adjusted EBITDA Operated Segment Adjusted EBITDA is the aggregate of Energy Operations Adjusted EBITDA, Manufacturing Operations Adjusted EBITDA, Industrial Operations Adjusted EBITDA, and Intellectual Property Operations Adjusted EBITDA. See below for the definition of each of those measures. The Company is providing Total Company Adjusted EBITDA and Operated Segment Adjusted EBITDA, non-GAAP financial measures, because management believes these metrics provide investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance. These measures are not intended to replace the presentation of financial results in accordance with GAAP and may be different from or otherwise inconsistent with similar non-GAAP financial measures used by other companies. The presentation of these non-GAAP financial measures supplements other metrics the Company uses to internally evaluate its subsidiary businesses and facilitate the comparison of past and present operating performance. These measures should not be considered in isolation or as a substitute for measures calculated and presented in accordance with GAAP. Free Cash Flow (FCF) Free Cash Flow is defined as net cash provided by (used in) operating activities, less net purchases of property and equipment, oil and gas properties, and patent acquisitions (“Capital Expenditures”). The Company is providing Free Cash Flow, a non-GAAP financial measure, because it believes free cash flow gives investors a good sense of how much cash flows are available to be used for de-levering, making acquisitions, repurchasing shares or similar uses of cash. Energy Operations Adjusted EBITDA Energy Operations Adjusted EBITDA is defined as operating income / (loss) for Acacia’s Energy Operations before depreciation, depletion and amortization expense and transaction-related costs, and including realized hedge gain / (loss). The Company is providing its Energy Operations Adjusted EBITDA, a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance. Industrial Operations Adjusted EBITDA Industrial Operations Adjusted EBITDA is defined as operating income / (loss) for Acacia’s Industrial Operations before amortization of acquired intangibles and depreciation and amortization expense. The Company is providing its Industrial Operations Adjusted EBITDA, a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance. Intellectual Property Operations Adjusted EBITDA Intellectual Property Operations Adjusted EBITDA is defined as operating income / (loss) for Acacia’s Intellectual Property Operations before patent amortization, depreciation and amortization expense and stock-based compensation. The Company is providing Intellectual Property Operations Adjusted EBITDA, a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance. Manufacturing Operations Adjusted EBITDA Manufacturing Operations Adjusted EBITDA is defined as operating income / loss for Acacia’s Manufacturing Operations before amortization of acquired intangibles, depreciation and amortization expense, and transaction-related costs. The Company is providing its Manufacturing Operations Adjusted EBITDA, a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance. Parent Costs Parent Costs are defined as operating income / (loss) attributable to Parent before depreciation and amortization expense, stock-based compensation, transaction-related costs, and costs related to certain legacy matters attributable to the Parent organization. The Company is providing Parent Costs, a non-GAAP financial measure, because it believes it gives investors a clear picture of normalized Parent-level expenses.

30 Total Revenue By Segment Note: All values shown in millions, unless noted otherwise. Three Three Three Three Months Ended Months Ended Months Ended Months Ended LTM June 30 September 30 December 31 March 31 March 31 2024 2024 2024 2025 2025 Energy Operations $14.2 $15.8 $17.3 $18.3 $65.6 Industrial Operations 6.3 7.0 8.2 7.7 29.3 Manufacturing Operations -- -- 23.2 28.5 51.7 Total Revenue (Excl. Intellectual Property Operations) $20.5 $22.8 $48.8 $54.5 $146.6 Intellectual Property Operations 5.3 0.5 0.1 69.9 75.8 Total Revenue $25.8 $23.3 $48.8 $124.4 $222.4

Adjusted Net Income / (Loss) and Adjusted EPS

acacia

	Three Months Ended June 30, 2024	Three Months Ended September 30, 2024	Three Months Ended December 31, 2024	Three Months Ended March 31, 2025	LTM March 31, 2025
GAAP Net Income / (Loss)	($8.4)	($14.0)	($13.4)	$24.3	($11.6)
Legacy Legal Expense [1]	6.6	2.0	--	--	8.6
Other Legacy Matter Costs [1] [2]	0.2	0.4	0.1	0.3	0.9
Stock-Based Compensation	0.9	0.8	2.3	0.9	4.9
Transaction-Related Costs [3]	0.2	0.2	5.5	0.6	6.5
Severance Costs [4]	--	--	--	0.3	0.3
Amortization of Acquired Intangibles	0.4	0.4	1.0	0.9	2.8
Unrealized (Gain) / Loss on Investments [5]	4.7	4.1	(4.1)	4.8	9.5
Unrealized (Gain) / Loss on Hedges [6]	2.0	(5.4)	3.3	3.7	3.6
Tax Effect of Adjustments [7]	(8.0)	5.4	(1.5)	(2.6)	(6.7)
Adjusted Net Income / (Loss)	($1.4)	($6.1)	($6.8)	$33.1	$18.8

GAAP EPS	($0.08)	($0.14)	($0.14)	$0.25
Weighted Average Diluted Shares	100.1	99.9	97.2	97.0
Adjusted EPS	($0.01)	($0.06)	($0.07)	$0.34
Weighted Average Diluted Shares	100.1	99.9	97.2	97.0

Note: All values shown in millions, unless noted otherwise.
[1] Reflects expenses related to legacy legal matters, which have now been settled. [2] Other Legacy Matter Costs for the three months ended March 31, 2025, includes $250K related to a one-time legacy tax matter at Printronix that has been settled, and which is included within Interest Income and Other, Net in Acacia's consolidated statement of operations. [3] Transaction-Related Costs represent deal fees. [4] Consists of employee severance obligations and related costs. [5] Removes the impact of non-cash, unrealized gains and losses on investments. [6] Removes the impact of non-cash, unrealized gains and losses on hedges within Energy Operations. Reflects Acacia's pro-rata share in each period. [7] Represents the tax impact of the aggregate adjustments to net income.

31

Adjusted EBITDA Reconciliation | LTM Q1 2025

acacia

	Three Months Ended June 30, 2024	Three Months Ended September 30, 2024	Three Months Ended December 31, 2024	Three Months Ended March 31, 2025	LTM March 31, 2025
GAAP Net (Income) / Loss	($8.4)	($14.0)	($13.4)	$24.3	($11.6)
Net (Income) / Loss Attributable to Noncontrolling Interest	(0.4)	2.3	(0.6)	(0.8)	0.6
Income Tax (Benefit) / Expense	(7.1)	5.5	(0.8)	6.1	3.7
Interest Expense	1.8	1.9	2.4	2.5	8.6
Interest (Income) and Other, Net	(4.8)	(4.0)	(3.1)	(1.8)	(13.7)
Loss / (Gain) on Foreign Currency Exchange	0.1	(0.1)	0.3	(0.2)	0.1
Net Realized and Unrealized Loss / (Gain) on Hedges	2.7	(8.0)	3.5	5.0	3.2
Net Realized and Unrealized Loss / (Gain) on Investments	4.7	4.1	(4.1)	3.2	7.9
Legacy Legal Expense [(1)]	6.6	2.0	--	--	8.6
GAAP Operating Income / (Loss)	($4.8)	($10.3)	($15.8)	$38.3	$7.5
Depreciation, Depletion & Amortization	7.4	9.8	11.8	10.6	39.6
Stock-Based Compensation	0.9	0.8	2.3	0.9	4.9
Realized Hedge Gain / (Loss)	0.1	0.7	1.0	(0.0)	1.8
Transaction-Related Costs [(2)]	0.2	0.3	5.5	0.6	6.6
Other Legacy Matter Costs	0.2	0.4	0.1	0.0	0.6
Severance Costs [(3)]	--	--	--	0.3	0.3
Total Company Adjusted EBITDA	$4.1	$1.7	$4.9	$50.7	$61.3

Note: All values shown in millions, unless noted otherwise.
[(1)] Reflects expenses related to legacy legal matters, which matters have now been settled.
[(2)] Transaction-Related Costs represent deal fees.
[(3)] Consists of employee severance obligations and related costs.

32

Adjusted EBITDA Reconciliation | Full-Year 2024

acacia

	Three Months Ended March 31, 2024	Three Months Ended June 30, 2024	Three Months Ended September 30, 2024	Three Months Ended December 31, 2024	LTM December 31, 2024
GAAP Net (Income) / Loss	($0.2)	($8.4)	($14.0)	($13.4)	($36.1)
Net (Income) / Loss Attributable to Noncontrolling Interest	(0.0)	(0.4)	2.3	(0.6)	1.4
Income Tax (Benefit) / Expense	(1.1)	(7.1)	5.5	(0.8)	(3.4)
Interest Expense	0.3	1.8	1.9	2.4	6.4
Interest (Income) and Other, Net	(5.1)	(4.8)	(4.0)	(3.1)	(17.0)
Loss / (Gain) on Foreign Currency Exchange	0.1	0.1	(0.1)	0.3	0.4
Net Realized and Unrealized Loss / (Gain) on Hedges	(0.2)	2.7	(8.0)	3.5	(2.0)
Net Realized and Unrealized Loss / (Gain) on Investments	(2.2)	4.7	4.1	(4.1)	2.6
Legacy Legal Expense [1]	6.2	6.6	2.0	--	14.9
GAAP Operating Income / (Loss)	($2.1)	($4.8)	($10.3)	($15.8)	($32.9)
Depreciation, Depletion & Amortization	4.6	7.4	9.8	11.8	33.6
Stock-Based Compensation	0.9	0.9	0.8	2.3	4.8
Realized Hedge Gain / (Loss)	0.8	0.1	0.7	1.0	2.6
Transaction-Related Costs [2]	--	0.2	0.3	5.5	6.1
Other Legacy Matter Costs	2.2	0.2	0.4	0.1	2.8
Severance Costs [3]	--	--	--	--	--
Total Company Adjusted EBITDA	$6.3	$4.1	$1.7	$4.9	$17.0

Note: All values shown in millions, unless noted otherwise.
[1] Reflects expenses related to legacy legal matters, which matters have now been settled.
[2] Transaction-Related Costs represent deal fees.
[3] Consists of employee severance obligations and related costs.

33

34 Adjusted EBITDA By Segment | LTM Q1 2025 Note: All values shown in millions, unless noted otherwise. Three Three Three Three Months Ended Months Ended Months Ended Months Ended LTM June 30, September 30, December 31, March 31, March 31, 2024 2024 2024 2025 2025 Energy Operations $7.0 $8.4 $8.4 $7.9 $31.8 Industrial Operations 0.5 0.6 1.6 1.0 3.7 Manufacturing Operations -- -- 2.4 2.4 4.8 Operated Segment Adjusted EBITDA (Excl. IP Operations) $7.5 $9.0 $12.4 $11.4 $40.3 Intellectual Property Operations 1.3 (2.1) (2.7) 43.3 39.7 Operated Segment Adjusted EBITDA $8.8 $6.9 $9.6 $54.7 $80.0 Parent Costs (4.7) (5.2) (4.8) (4.0) (18.7) Total Company Adjusted EBITDA $4.1 $1.7 $4.9 $50.7 $61.3

35 Adjusted EBITDA By Segment | Full-Year 2024 Note: All values shown in millions, unless noted otherwise. Three Three Three Three Months Ended Months Ended Months Ended Months Ended LTM March 31, June 30, September 30, December 31, December 31, 2024 2024 2024 2024 2024 Energy Operations $1.4 $7.0 $8.4 $8.4 $25.2 Industrial Operations 1.9 0.5 0.6 1.6 4.5 Manufacturing Operations -- -- -- 2.4 2.4 Operated Segment Adjusted EBITDA (Excl. IP Operations) $3.3 $7.5 $9.0 $12.4 $32.2 Intellectual Property Operations 7.2 1.3 (2.1) (2.7) 3.6 Operated Segment Adjusted EBITDA $10.4 $8.8 $6.9 $9.6 $35.7 Parent Costs (4.1) (4.7) (5.2) (4.8) (18.8) Total Company Adjusted EBITDA $6.3 $4.1 $1.7 $4.9 $17.0

36 Adjusted EBITDA By Segment | Full-Year 2023 Note: All values shown in millions, unless noted otherwise. Three Three Three Three Months Ended Months Ended Months Ended Months Ended LTM March 31, June 30, September 30, December 31, December 31, 2023 2023 2023 2023 2023 Energy Operations -- -- -- $0.6 $0.6 Industrial Operations 1.3 0.3 0.9 1.2 3.7 Manufacturing Operations -- -- -- -- -- Operated Segment Adjusted EBITDA (Excl. IP Operations) $1.3 $0.3 $0.9 $1.8 $4.3 Intellectual Property Operations 0.5 (3.1) (2.5) 65.8 60.8 Operated Segment Adjusted EBITDA $1.8 ($2.8) ($1.6) $67.6 $65.0 Parent Costs (5.5) (4.0) (3.6) (5.0) (18.0) Total Company Adjusted EBITDA ($3.6) ($6.8) ($5.2) $62.6 $47.0

37 Adjusted EBITDA | Q1 2025 Note: All values shown in millions, unless noted otherwise. (1) Transaction-Related Costs represent deal fees. (2) Reflects expenses related to legacy legal matters, which matters have now been settled. (3) Consists of employee severance obligations and related costs. Three Months Ended March 31, 2025 Intellectual Energy Industrial Manufacturing Property Parent Consolidated Operations Operations Operations Operations Costs Total Consolidated Operations GAAP Operating Income / (Loss) $4.0 $0.3 $0.3 $38.5 ($4.8) $38.3 Depreciation, Depletion & Amortization 4.0 0.6 1.5 4.5 0.0 10.6 Stock-Based Compensation -- -- -- 0.2 0.7 0.9 Realized Hedge Gain / (Loss) (0.0) -- -- -- -- (0.0) Transaction-Related Costs (1) -- -- 0.4 -- 0.1 0.6 Legacy Matter Costs (2) -- -- -- -- 0.0 0.0 Severance Costs (3) -- 0.2 0.2 -- -- 0.3 Adjusted EBITDA $7.9 $1.0 $2.4 $43.3 ($4.0) $50.7 Parent Interest Income $2.4

38 Adjusted EBITDA | Q4 2024 Three Months Ended December 31, 2024 Intellectual Energy Industrial Manufacturing Property Parent Consolidated Operations Operations Operations Operations Costs Total Consolidated Operations GAAP Operating Income / (Loss) $3.0 $0.9 ($0.0) ($7.7) ($12.0) ($15.8) Depreciation, Depletion & Amortization 4.4 0.7 2.1 4.7 0.0 11.8 Stock-Based Compensation -- -- -- 0.3 2.0 2.3 Realized Hedge Gain / (Loss) 1.0 -- -- -- -- 1.0 Transaction-Related Costs (1) 0.0 -- 0.4 -- 5.1 5.5 Legacy Matter Costs (2) -- -- -- -- 0.1 0.1 Severance Costs (3) -- -- -- -- -- -- Adjusted EBITDA $8.4 $1.6 $2.4 ($2.7) ($4.8) $4.9 Parent Interest Income $2.8 Note: All values shown in millions, unless noted otherwise. (1) Transaction-Related Costs represent deal fees. (2) Reflects expenses related to legacy legal matters, which matters have now been settled. (3) Consists of employee severance obligations and related costs.

39 Adjusted EBITDA | Q3 2024 Three Months Ended September 30, 2024 Intellectual Energy Industrial Manufacturing Property Parent Consolidated Operations Operations Operations Operations Costs Total Consolidated Operations GAAP Operating Income / (Loss) $3.1 ($0.1) -- ($7.1) ($6.1) ($10.3) Depreciation, Depletion & Amortization 4.3 0.7 -- 4.7 0.0 9.8 Stock-Based Compensation -- -- -- 0.3 0.5 0.8 Realized Hedge Gain / (Loss) 0.7 -- -- -- -- 0.7 Transaction-Related Costs (1) 0.3 -- -- -- -- 0.3 Legacy Matter Costs (2) -- -- -- -- 0.4 0.4 Severance Costs (3) -- -- -- -- -- -- Adjusted EBITDA $8.4 $0.6 -- ($2.1) ($5.2) $1.7 Parent Interest Income $4.6 Note: All values shown in millions, unless noted otherwise. (1) Transaction-Related Costs represent deal fees. (2) Reflects expenses related to legacy legal matters, which matters have now been settled. (3) Consists of employee severance obligations and related costs.

40 Adjusted EBITDA | Q2 2024 Three Months Ended June 30, 2024 Intellectual Energy Industrial Manufacturing Property Parent Consolidated Operations Operations Operations Operations Costs Total Consolidated Operations GAAP Operating Income / (Loss) $3.2 ($0.2) -- ($2.3) ($5.5) ($4.8) Depreciation, Depletion & Amortization 3.5 0.7 -- 3.2 0.0 7.4 Stock-Based Compensation -- -- -- 0.3 0.6 0.9 Realized Hedge Gain / (Loss) 0.1 -- -- -- -- 0.1 Transaction-Related Costs (1) 0.2 -- -- -- -- 0.2 Legacy Matter Costs (2) -- -- -- -- 0.2 0.2 Severance Costs (3) -- -- -- -- -- -- Adjusted EBITDA $7.0 $0.5 -- $1.3 ($4.7) $4.1 Parent Interest Income $5.0 Note: All values shown in millions, unless noted otherwise. (1) Transaction-Related Costs represent deal fees. (2) Reflects expenses related to legacy legal matters, which matters have now been settled. (3) Consists of employee severance obligations and related costs.

41 Adjusted EBITDA | Q1 2024 Three Months Ended March 31, 2024 Intellectual Energy Industrial Manufacturing Property Parent Consolidated Operations Operations Operations Operations Costs Total Consolidated Operations GAAP Operating Income / (Loss) $0.2 $1.2 -- $3.3 ($6.7) ($2.1) Depreciation, Depletion & Amortization 0.4 0.7 -- 3.4 0.0 4.6 Stock-Based Compensation -- -- -- 0.4 0.4 0.9 Realized Hedge Gain / (Loss) 0.8 -- -- -- -- 0.8 Transaction-Related Costs (1) -- -- -- -- -- -- Legacy Matter Costs (2) -- -- -- -- 2.2 2.2 Severance Costs (3) -- -- -- -- -- -- Adjusted EBITDA $1.4 $1.9 -- $7.2 ($4.1) $6.3 Parent Interest Income $5.1 Note: All values shown in millions, unless noted otherwise. (1) Transaction-Related Costs represent deal fees. (2) Reflects expenses related to legacy legal matters, which matters have now been settled. (3) Consists of employee severance obligations and related costs.

42 Adjusted EBITDA | Q4 2023 Three Months Ended December 31, 2023 Intellectual Energy Industrial Manufacturing Property Parent Consolidated Operations Operations Operations Operations Costs Total Consolidated Operations GAAP Operating Income / (Loss) ($0.1) $0.5 -- $61.8 ($6.3) $55.9 Depreciation, Depletion & Amortization 0.2 0.7 -- 3.6 0.0 4.6 Stock-Based Compensation -- -- -- 0.5 0.5 1.0 Realized Hedge Gain / (Loss) 0.4 -- -- -- -- 0.4 Transaction-Related Costs (1) -- -- -- -- -- -- Legacy Matter Costs (2) -- -- -- -- 0.8 0.8 Severance Costs (3) -- -- -- -- -- -- Adjusted EBITDA $0.6 $1.2 -- $65.8 ($5.0) $62.6 Parent Interest Income $4.5 Note: All values shown in millions, unless noted otherwise. (1) Transaction-Related Costs represent deal fees. (2) Reflects expenses related to legacy legal matters, which matters have now been settled. (3) Consists of employee severance obligations and related costs.

43 Adjusted EBITDA | Q3 2023 Three Months Ended September 30, 2023 Intellectual Energy Industrial Manufacturing Property Parent Consolidated Operations Operations Operations Operations Costs Total Consolidated Operations GAAP Operating Income / (Loss) -- $0.2 -- ($5.5) ($7.8) ($13.2) Depreciation, Depletion & Amortization -- 0.7 -- 2.6 0.0 3.4 Stock-Based Compensation -- -- -- 0.5 0.5 1.0 Realized Hedge Gain / (Loss) -- -- -- -- -- -- Transaction-Related Costs (1) -- -- -- -- -- -- Legacy Matter Costs (2) -- -- -- -- 3.6 3.6 Severance Costs (3) -- -- -- -- -- -- Adjusted EBITDA -- $0.9 -- ($2.5) ($3.6) ($5.2) Parent Interest Income $4.5 Note: All values shown in millions, unless noted otherwise. (1) Transaction-Related Costs represent deal fees. (2) Reflects expenses related to legacy legal matters, which matters have now been settled. (3) Consists of employee severance obligations and related costs.

44 Adjusted EBITDA | Q2 2023 Three Months Ended June 30, 2023 Intellectual Energy Industrial Manufacturing Property Parent Consolidated Operations Operations Operations Operations Costs Total Consolidated Operations GAAP Operating Income / (Loss) -- ($0.5) -- ($6.2) ($5.8) ($12.5) Depreciation, Depletion & Amortization -- 0.8 -- 2.6 0.0 3.4 Stock-Based Compensation -- -- -- 0.5 0.4 0.9 Realized Hedge Gain / (Loss) -- -- -- -- -- -- Transaction-Related Costs (1) -- -- -- -- -- -- Legacy Matter Costs (2) -- -- -- -- 1.4 1.4 Severance Costs (3) -- -- -- -- -- -- Adjusted EBITDA -- $0.3 -- ($3.1) ($4.0) ($6.8) Parent Interest Income $4.3 Note: All values shown in millions, unless noted otherwise. (1) Transaction-Related Costs represent deal fees. (2) Reflects expenses related to legacy legal matters, which matters have now been settled. (3) Consists of employee severance obligations and related costs.

45 Adjusted EBITDA | Q1 2023 Three Months Ended March 31, 2023 Intellectual Energy Industrial Manufacturing Property Parent Consolidated Operations Operations Operations Operations Costs Total Consolidated Operations GAAP Operating Income / (Loss) -- $0.6 -- ($2.5) ($7.4) ($9.3) Depreciation, Depletion & Amortization -- 0.7 -- 2.6 0.0 3.4 Stock-Based Compensation -- -- -- 0.4 0.1 0.5 Realized Hedge Gain / (Loss) -- -- -- -- -- -- Transaction-Related Costs (1) -- -- -- -- -- -- Legacy Matter Costs (2) -- -- -- -- 1.8 1.8 Severance Costs (3) -- -- -- -- -- -- Adjusted EBITDA -- $1.3 -- $0.5 ($5.5) ($3.6) Parent Interest Income $3.4 Note: All values shown in millions, unless noted otherwise. (1) Transaction-Related Costs represent deal fees. (2) Reflects expenses related to legacy legal matters, which matters have now been settled. (3) Consists of employee severance obligations and related costs.

46 Free Cash Flow By Segment | Q1 2025 Note: All values shown in millions, unless noted otherwise. Three Months Ended March 31, 2025 Intellectual Energy Industrial Manufacturing Property Parent Consolidated Operations Operations Operations Operations Costs Total Consolidated Operations Net Cash From Operating Activities (GAAP) $5.5 $2.5 $1.0 ($2.3) ($4.3) $2.4 Less: Capital Expenditures, Net (1.9) (0.0) (0.2) -- -- (2.1) Free Cash Flow (Non-GAAP) $3.6 $2.5 $0.8 ($2.3) ($4.3) $0.3

47 Cash & Public Securities As of As of As of As of As of March 31, June 30, September 30, December 31, March 31, 2025 2024 2024 2024 2024 2025 Cash & Public Securities Cash and Cash Equivalents $272.0 $438.8 $387.0 $360.1 $273.9 $272.0 Equity Securities 18.1 22.9 18.2 14.1 23.1 18.1 Cash & Public Securities $290.0 $461.7 $405.2 $374.2 $297.0 $290.0 Note: All values shown in millions, unless noted otherwise.

48 Acacia Research Corporation 767 Third Avenue, Floor 6 New York , NY 10017 (332) 236-8484 IR@acaciares.com www.acaciaresearch.com Transfer Agent: ComputerShare P.O. Box 43006 Providence RI 02940-3078 150 Royall St., Suite 101 Canton, MA 02021 Shareholder Services: 800-962-4284 or international +1 (781) 575-3120 Contact Us